UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-01070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☐ Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On May 8, 2020 (the “Second Amendment Effective Date”), Olin Corporation (the “Registrant”) and its wholly owned subsidiary Blue Cube Spinco, LLC (“Blue Cube”) executed an Amendment (the “Second Amendment”) to the Credit Agreement dated as of June 16, 2019 (as amended by the First Amendment thereto dated as of December 20, 2019 and by the Second Amendment, the “Amended Credit Agreement”) among the Registrant, Blue Cube, the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, to, among other things, provide the Registrant with greater flexibility under the financial maintenance covenants of the Amended Credit Agreement.  In consideration of the banks’ agreements under the Second Amendment, the Second Amendment (i) provides for a reduction in the amount of the delayed draw term loan facility commitments from $1,200.0 million to $500.0 million and (ii) provides for an increase in the drawn and undrawn pricing of the credit facilities under the Amended Credit Agreement.

The Second Amendment requires that the Registrant’s obligations under the Amended Credit Agreement, certain cash management arrangements and hedging arrangements with Lenders or their affiliates (other than certain excluded swap obligations), certain letter of credit reimbursement facilities and certain other specified obligations be guaranteed by certain of its material domestic subsidiaries no later than 90 days after the Second Amendment Effective Date, and that such obligations also be secured by liens on substantially all of the Registrant’s and the subsidiary guarantors’ personal property (collectively, the “Collateral”), other than certain principal properties, capital stock of subsidiaries and subject to certain other exceptions as set forth in the Second Amendment.

The Second Amendment provides that all guarantees (other than the guarantee by Blue Cube if any certain notes issued by Blue Cube remain outstanding at that time) under the Amended Credit Agreement and liens on the Collateral will be released upon the Registrant’s request when its leverage ratio is below 3.50 to 1.00 for two consecutive fiscal quarters (the date of any such election, the “Collateral Release Date”; the period from the Second Amendment Effective Date until the Collateral Release Date is referred to herein as the “Restricted Period”).

The Second Amendment relaxes the financial maintenance covenants that the Registrant must comply with by reducing the minimum consolidated interest coverage ratio covenant during the Restricted Period and replacing the maximum consolidated net leverage ratio covenant with a maximum consolidated senior secured leverage ratio covenant during the Restricted Period. Prior to the effectiveness of the Second Amendment, the proceeds of loans under the delayed draw term loan facility could be used solely to redeem the 9.75% senior notes due 2023 and the 10.00% senior notes due 2025 issued by Blue Cube Spinco, LLC (the “Blue Cube Notes”). The Second Amendment expands the permitted use of proceeds of loans under the delayed draw term loan facility to include the financing of the Dow Inc. ethylene payment and all general corporate purposes and requires the Registrant to pay a funding fee of 0.05% on the aggregate principal amount of all loans funded under the delayed draw term loan facility. The Registrant continues to evaluate the extent to which it intends to redeem all or a portion of the Blue Cube Notes in October 2020, with the proceeds of loans under the delayed draw term loan facility and/or other sources.

The Second Amendment, during the Restricted Period, (i) limits the Registrant’s ability to incur debt, (ii) limits its ability to pay dividends or distributions in excess of its regularly scheduled dividends, (iii) limits its ability to engage in certain asset sales and (iv) requires that the net cash proceeds of certain asset sales be used to prepay funded loans under the delayed draw term loan facility, in each case subject to exceptions and baskets as specified in the Second Amendment.

The Second Amendment includes an additional event of default related to the failure of any security interest over any material portion of the Collateral that will apply during the Restricted Period.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Ninth Amendment to Amended and Restated Credit and Funding Agreement

On May 8, 2020, the Registrant executed a Ninth Amendment (the “Ninth Amendment”) to the Amended and Restated Credit and Funding Agreement dated as of December 9, 2010 (the “Amended and Restated Credit and Funding Agreement”) among the Registrant, the Lenders (as defined therein), and PNC Bank, National Association, as administrative agent, related to the Industrial Development Authority of Washington County Series 2010A bonds, The Industrial Development Authority of Washington County Series 2010B bonds, The Mississippi Business Finance Corporation Series 2010 bonds and The Industrial Development Board of the County of Bradley and the City of Cleveland, Tennessee Series 2010 bonds to provide the lenders thereunder with equal and ratable guarantees and collateral and to amend certain covenants, definitions and pricing terms to be consistent with the covenants, definitions and pricing terms contained in the Amended Credit Agreement described in Item 1.01.

The foregoing description of the Ninth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Amendment, which is attached hereto as Exhibit 4.1 and which is incorporated by reference herein.

Fourth Amendment to Receivables Financing Agreement

On May 8, 2020, the Registrant executed an Amendment (the “Fourth Amendment”) to the Receivables Financing Agreement (the “Receivables Financing Agreement”) among the Registrant, as servicer, Olin Finance Company, LLC, as borrower, PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as structuring agent, and the lenders party thereto. The Fourth Amendment temporarily replaces the existing maximum consolidated net leverage ratio covenant contained in the Receivables Financing Agreement, and requires the Registrant to instead comply with the maximum consolidated senior secured leverage ratio covenant implemented by the Second Amendment during the Restricted Period.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached hereto as Exhibit 10.2 and which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit

4.1
Ninth Amendment to Amended and Restated Credit and Funding Agreement, dated as of May 8, 2020, among Olin Corporation, the Lenders (as defined therein), and PNC Bank, National Association, as administrative agent.

10.1
Second Amendment to Credit Agreement, dated as of May 8, 2020, among Olin Corporation, Blue Cube Spinco, LLC, the Lenders and Issuing Banks (as defined therein) and Bank of America, N.A., as Administrative Agent.

10.2
Amendment No. 4 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of May 8, 2020, among Olin Corporation, as servicer, Olin Finance Company, LLC, as borrower, PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as structuring agent, and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

	By:	/s/ Eric A. Blanchard
		Name:	Eric A. Blanchard
		Title:	Vice President, General Counsel and Secretary

Date: May 11, 2020